UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2009

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2009, Stephen P. Murray resigned as a member of the Board of Directors of Cabela’s Incorporated (the “Company”).  Mr. Murray’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.  A copy of the press release announcing Mr. Murray’s resignation is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99	Press release dated January 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: January 23, 2009	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press release dated January 23, 2009